UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 17, 2010
Date of Report (Date of earliest event reported)

Sterling Banks, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	333-133649	20-4647587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

3100 Route 38, Mount Laurel, New Jersey		08054
(Address of principal executive offices)		(Zip Code)

(856) 273-5900 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01    Entry into a Material Definitive Agreement.

On March 17, 2010, Sterling Banks, Inc. (“Sterling”), the parent company of Sterling Bank (“SB”), and Roma Financial Corporation (“Roma”), the parent company of Roma Bank (“RB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Sterling will merge with a newly formed subsidiary of Roma (the “Merger”). Concurrent with the Merger, it is expected that SB will merge with and into RB (the “Bank Merger”).

Under the terms of the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference, shareholders of Sterling will receive $2.52 in cash for each share of common stock they own (“Per Share Cash Consideration”), subject to adjustment as described below.  The Merger Agreement also provides that all options to purchase Sterling stock that are outstanding and unexercised immediately prior to the closing (“Sterling Options”) shall be cancelled.

The Per Share Cash Consideration is subject to adjustment in the event that Sterling’s tangible common equity is less than $13.4 million as of the end of the month immediately preceding the mailing of Sterling’s proxy statement to its shareholders in connection with the special meeting of Sterling shareholders to be held to approve the Merger.

The senior management of Roma and RB will remain the same following the Merger. At the closing of the Merger, Roma and RB will each expand the size of its board by one member and appoint one director of Sterling as a director of each of Roma and RB.

The Merger Agreement contains (a) customary representations and warranties of Sterling and Roma, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of Sterling to conduct its business in the ordinary course until the Merger is completed; (c) covenants of SB to use reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises, and (d) covenants of Sterling and SB not to take certain actions during such period. Sterling has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Consummation of the Merger is subject to certain conditions, including, among others, approval of the Merger by shareholders of Sterling, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, absence of a material adverse effect, and obtaining material consents and authorizations for the lawful consummation of the Merger and the Bank Merger.

The Merger Agreement also contains certain termination rights for Roma and Sterling, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including:  final, non-appealable denial of required regulatory approvals or an injunction prohibiting the transactions contemplated by the Merger Agreement; if, subject to certain conditions, the Merger has not been completed by December 31, 2010; a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; Sterling’s shareholders failing to approve the transaction by the required vote; Sterling’s nonperforming assets exceed $30,000,000 for the period from January 1, 2010 to the closing date; Sterling’s adjusted tangible common equity as of the closing date is less than $9,900,000; entry by the Board of Directors of Sterling into an alternative business combination transaction; or the failure by the Board of Directors of Sterling to recommend the Merger to its shareholders.  If the Merger is not consummated under certain limited circumstances, Sterling has agreed to pay Roma a termination fee of $745,000.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement.  In addition, such representations and warranties (a) are subject to materiality qualifications contained  in the Merger Agreement, which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (c) may have been included in the Merger Agreement for the purpose of allocating risk between Sterling and Roma rather than establishing matters as facts.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference in its entirety.

Forward Looking Statements

Except for historical information, all other information in this filing consists of forward-looking statements.  These forward-looking statements involve a number of risks, uncertainties and other factors that may cause actual results to be materially different from those expressed or implied in the forward-looking statements.  Important factors that could cause the statements made to differ include that the transaction is subject to a number of conditions and approvals and that the final Per Share Cash Consideration is subject to adjustment.  Other important factors are discussed under the caption “Forward-Looking Statements” in Sterling’s Form 10-K Annual Report for the year ended December 31, 2008 and in subsequent filings made prior to or after the date hereof.

Item 7.01  Regulation FD Disclosure

On March 18, 2010, Sterling Banks, Inc. issued a press release, attached hereto as Exhibit 99.1, announcing that it entered into an Agreement and Plan of Merger with Roma Financial Corporation.  Exhibit 99.1 is incorporated into this Item 7.01 by reference.  The information contained in such Exhibit shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits:

2.1           Agreement and Plan of Merger by and among Roma Financial Corporation, Roma Bank, Sterling Banks, Inc. and Sterling Bank dated March 17, 2010.

99.1         Press Release dated March 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Banks, Inc.
Dated: March 18, 2010
	By:	/s/ Robert H. King
Robert H. King
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among Roma Financial Corporation, Roma Bank, Sterling Banks, Inc. and Sterling Bank dated March 17, 2010.

99.1	Press Release dated March 18, 2010.